UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

Porter Holding International, Inc.

(Exact name of Company as specified in its charter)

Nevada	333-196336	42-1777496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36th Floor, Shenzhen Development Center, #2010, Renmin South Road

Luohu District, Shenzhen, Guangdong, China, 518001

(Address of principal executive offices) (Zip Code)

86-755-22230666

Company’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 8.01. OTHER EVENTS.

Inability to file Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 by the original deadline of May 15, 2020 due to circumstances related to COVID-19.

Porter Holding International, Inc. (the “Company”) will be unable to file its Quarter Report on Form 10-Q (the “10-Q”) for the quarter ended March 31, 2020 by May 15, 2020 due to circumstances related to COVID-19. The Company is relying on the SEC order under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), dated March 25, 2020 (Release No. 34-88465) to extend the due date for the filing of the 10-Q. The Company expects to file the 10-Q on or before June 29, 2020 (45 days after the original due date).

The Company is unable to file the 10-Q by its original due date as a result of disruptions caused by the COVID-19 pandemic. All of the Company’s operating subsidiaries, employees, facilities and customers are located in China which has been affected by the outbreak of COVID-19 since December 2019. Although the Company has gradually resumed operations since late March, due to the impact of COVID-19, the audit of the Company’s financial statements for the year ended December 31, 2019 was just recently completed. As a result, the preparation and review of the Company’s financial statements for the quarter ended March 31, 2020 will not be completed by May 15, 2020 without undue hardship and expense to the Company.

Below is a risk factor regarding COVID -19 that the Company’s stockholders and potential investors should consider with respect to the quarter ended March 31, 2020.

Our business operations have been and may continue to be materially and adversely affected by the outbreak of the coronavirus (COVID-19).

An outbreak of respiratory illness caused by COVID-19 emerged in late 2019 and has spread within the PRC and globally. The coronavirus is considered to be highly contagious and poses a serious public health threat. The World Health Organization labeled the coronavirus a pandemic on March 11, 2020, given its threat beyond a public health emergency of international concern the organization had declared on January 30, 2020.

Most of our revenues and workforce are concentrated in China. The epidemic has resulted in lockdown of cities, travel restrictions, and temporary closures of stores and facilities in China during the first quarter of 2020. The negative impacts of the COVID-19 outbreak on our business have included:

●	customers take longer time to make payments, which subjects us to increased credit exposures;
●

in terms of our offline business, quarantines impeded our ability to recruit new clients and made us postpone providing services to existing clients most of which were engaged last year. Travel restrictions limited clients’ ability to visit and meet us in person. Although most communication could be achieved via video calls, this form of remote communication may be less effective in building trust and engaging clients.

●

as to our e-commerce platform, the update of products information online and the delivery of goods may be delayed due to operation interruptions experienced by manufacturers. The imported goods on our platform will face more challenges as the pandemic continues outside China; and,

●

the operations of our distributors have been and could continue to be negatively impacted by the epidemic, which may in turn adversely impact our distribution channel or result in loss of customers or disruption to our operations.

The above adverse impacts might be mitigated as quarantines across China have been largely lifted since late March and the Chinese government has rolled out an array of favorable fiscal measures. On March 23, 2020, the government of Shenzhen, China where we are headquartered announced that the city would ease travel restrictions and return to normal. We are currently negotiating with customers on their payment issues and allow them to pay after resuming operations. We will closely monitor these accounts receivable.

We expect our results of operations, revenues and financial condition for the fiscal year 2020 to be adversely affected by the coronavirus pandemic. If this outbreak persists, commercial activities throughout the world could be curtailed with decreased consumer spending, business operation disruptions, interrupted supply chain, difficulties in travel, and reduced workforces. The duration and intensity of disruptions resulting from the coronavirus outbreak is uncertain. It is unclear as to when the outbreak will be contained, and we also cannot predict if the impact will be short-lived or long-lasting. The extent to which the coronavirus impacts our financial results will depend on its future developments. If the outbreak of the coronavirus is not effectively controlled in a short period of time, our business operation and financial condition may be materially and adversely affected as a result of any slowdown in economic growth, operation disruptions or other factors that we cannot predict.

***

Forward-Looking Statements

Statements in this Current Report on Form 8-K are “forward-looking statements” as the term is defined under applicable securities laws. These statements include the anticipated timing of the filing of Company’s 10-Q under the Exchange Act, the expected impact of the COVID-19 outbreak on the Company’s financial reporting capabilities and its operations generally, and the potential adverse effects of such pandemic on the overall business environment. These and other forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those statements. Such risks and uncertainties are, in many instances, beyond the Company’s control. Forward-looking statements, which are presented as of the date of this filing, will not be updated to reflect events or circumstances after the date of this report except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTER HOLDING INTERNATIONAL, INC.

Dated: May 13, 2020	By:	/s/ Zonghua Chen
Zonghua Chen Chief Executive Officer and Chief Financial Officer